Acquisitions (Tables)	12 Months Ended
Dec. 31, 2023
CMRS Group Holding Limited
Schedule of fair value of consideration transferred

Cash (Note (i))	4,335
Class A ordinary shares of iClick Cayman	2,440
Contingent consideration (Note (ii))	7,674
14,449
(i)	Out of the total cash consideration of US$4,335, US$959 was settled during the year ended December 31, 2020 and the remaining balance of US$3,376 was settled during the year ended December 31, 2021. There was no adjustment to the cash consideration amounts.
(ii)	Contingent consideration was contingently payable upon the satisfaction of certain financial performance targets of iClick Cayman and market conditions, which was to be settled partially by cash and partially by ordinary shares of iClick Cayman. The number of ordinary shares to be issued and allotted to sellers was determined using the 10-day moving average closing price of the ADS of iClick Cayman.

Contingent consideration was measured at fair value at the acquisition date using projected milestone dates, probabilities of success and projected financial results of the CMRS Group discounted at its fair value as of the acquisition date.

In determining the fair value of the contingent consideration, an income approach was applied by using discounted cash flows. In this approach, projected risk-adjusted contingent payments were discounted back to the current period using a discounted cash flow model. The key assumptions used to determine the fair value of the contingent consideration included projected milestone dates within 24 months after acquisition date and discount rate of 4.32%. Increase or decrease in the fair value of contingent consideration liabilities primarily resulted from changes in the estimated probabilities of achieving net profits after tax thresholds or market share prices milestones during the period.

During the year ended December 31, 2021, iClick Cayman partially settled contingent consideration payable with (i) total cash of US$2,024 and (ii) 183,740 Class A ordinary shares of iClick Cayman with a fair value of US$2,060 on the grant date of such consideration shares. The change in fair value recorded in consolidated statement of comprehensive loss under “other gains/(losses), net” for the year ended December 31, 2021 amounted to a gain of US$418.

During the year ended December 31, 2022, iClick Cayman agreed with the sellers of CMRS Group on the settlement of the outstanding contingent consideration payable with a total cash of HK$100 million (equivalent to US$12,903), out of which US$ 7,742 was settled during the year ended December 31, 2022, while the remaining amounts of US$5,161 have been settled during the year ended December 31, 2023. The fair value loss pertained to the contingent payable prior to the settlement agreement with the sellers of CMRS Group was recorded in consolidated statement of comprehensive loss under “other gains/(losses), net” for the year ended December 31, 2022 amounted to US$8,396.

Sky Gem International Limited
Schedule of preliminary fair value of identifiable assets acquired and liabilities assumed at date of acquisition

Other assets	2,000
Other liabilities	(17)
Non-controlling interests	(3,072)
Total identifiable net assets acquired, net of non-controlling interests	(1,089)
Goodwill (Note 13)	4,289

Schedule of fair value of consideration transferred

Cash	3,200

Parllay
Schedule of preliminary fair value of identifiable assets acquired and liabilities assumed at date of acquisition

Intangible assets	279
Deferred tax liabilities	(70)
Total identifiable net assets acquired	209
Goodwill (Note 13)	1,616

Schedule of fair value of consideration transferred

Cash consideration	1,825

Schedule of estimated amounts recognized on acquired identifiable intangible asset and its estimated useful life

Intangible asset	Estimated useful life	Gross carrying amount
Developed technology	5 years	279